The Variable Annuity Life Insurance Company
Portfolio Director® Series
For Series 1.40 to 12.40
Summary Prospectus for New Investors
May 2, 2022
This summary prospectus summarizes key features of the Portfolio Director® Series, group and individual fixed and variable deferred annuity contracts issued by The Variable Annuity Life Insurance Company.
Before you invest, you should also review the prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://www.aigrs.com/prospectus-and-reports/annuities. You can also obtain this information at no cost by calling us at 1-800-448-2542, or by writing to our Annuity Service Center (VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105).
* * * * * * * * * * * *
The Contract is available to participants who receive certificates in certain employer-sponsored qualified retirement plans, as an individual retirement annuity (IRA) or as a non-qualified contract. Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer’s plan. The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer’s retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.
The Contract may be used where you have engaged an Investment Adviser to provide investment advice regarding the periodic allocation of investments within the Contract. We call this an “Advisory Program.” For new investors, the Investment Adviser must be associated with our affiliate VALIC Financial Advisors (“VFA”), Inc., a registered investment adviser. The Investment Adviser will charge a fee for such services, and any fee is in addition to the Contract’s fees and expenses. We no longer honor investment adviser transfer requests in connection with Advisory Programs that are offered through third-party Investment Advisers.
If you elect to pay any investment adviser fee from the Contract, any deduction may reduce the death benefit and annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax.
This summary prospectus describes 10 different series (or classes) of the Contract. We call these classes “series” in the contract and in marketing materials. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features. Each series is offered only to certain group plans or through certain markets.
An employer purchasing the Contract for a retirement plan, or the owner of an individual Contract, may cancel a newly purchased Contract within 20 days of receiving it without paying fees or penalties.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply. The right of cancellation under this Contract does not apply to Participants in a group plan except in a limited number of states.
* * * * * * * * * * * *
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

Special Terms Used in this Summary Prospectus

Account Value	The current value of your investment in the Fixed Account Options and Variable Account Options that has not yet been applied to annuity payments.

Advisory Program
The investment advice service provided by your Investment Adviser. Guided Portfolio Services® is an advisory service offered by VFA. A separate investment advisory fee and agreement are required for this service, if available under an employer’s retirement plan. We no longer honor investment adviser transfer requests in connection with Advisory Programs that are offered through third-party Investment
Advisers.

Beneficiary	The individual designated to receive the death benefit or Payout Payments upon the death of the annuitant.

Business Day
Any weekday that the New York Stock Exchange (NYSE) is open for trading. Normally, the NYSE is open
Monday through Friday from 9:30 a.m. through 4:00 p.m. Eastern time. On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Contract	The group and individual fixed and variable deferred annuity contracts summarized in this summary prospectus and described in more detail in the prospectus.

Fixed Account Option	Any investment option that is guaranteed to earn at least a minimum rate of interest.

Fixed Account Plus	A type of Fixed Account Option under the Contract.

Fund or Mutual Fund	An investment portfolio of a registered open-end management investment company, which serves as the underlying investment vehicle for a Variable Account Option.

Investment Adviser
The investment adviser that you have engaged to provide services as part of an Advisory Program. We only support Advisory Programs that are offered through VFA. There are typically advisory fees associated with an Advisory Program. Those fees are separate from the Contract’s fees and charges.

VALIC is not an investment adviser to any Advisory Program and does not provide any advice under an Advisory Program.

Market Close	Close of regular trading on the NYSE, normally 4:00 p.m. Eastern time on each day the NYSE is open for business.

Multi-Year Enhanced Option	A type of Fixed Account Option, potentially subject to market value adjustments.

Participant	The individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

Contract Year	A 12-month period starting with the issue date of a Contract or Participant’s Contract certificate, as applicable, and each anniversary of that date.

Payout Payments	Annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period	The time when you begin to withdraw your money in Payout Payments.

Purchase Payment	An amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period	The accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

Short-Term Fixed Account	A type of Fixed Account Option under the Contract.

VALIC (we, us, our)	The Variable Annuity Life Insurance Company.

Variable Account Option (or Division)	Any variable investment option under the Contract. Each Variable Account Option invests in the shares of a single Fund.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges depending on the series of Contract:
•Series 1, 3, 4, 5, 7, 9, and 11. If you withdraw money under the Contract within five years of making a Purchase Payment, you may be assessed a surrender charge of up to 5%, either as a percentage of the amount withdrawn or as a percentage of Purchase Payments made during the last five years, whichever is less.
•Series 2, 6, and 12. No surrender charge.
For example, if you own a series 1, 3, 4, 5, 7, 9, or 11 Contract and make an early withdrawal, you could pay a surrender charge of up to $5,000 on a
$100,000 investment. No surrender charges would apply to a series 2, 6, or
12 Contract.
You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
Fee Tables Fees and Charges – Surrender Charge
Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for other transactions.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
•You may be subject to a loan application fee and loan interest if you request a loan under the Contract.
•Under a series 11 contract, if you transfer amounts from the Fixed Account
Plus option to another investment option under the Contract (or to another funding entity while you are still employed with the group) in excess of the annual limit, you may be subject to a charge of 5% on the excess amount transferred.
•While you are enrolled in an Advisory Program, you will pay an Advisory
Program Fee to your Investment Adviser, and your Investment Adviser may direct VALIC to deduct such fee from your Account Value.
•There may also be taxes on Purchase Payments.
Fee Tables Fees and Charges

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the Contract that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses do not reflect any advisory fees paid to an investment adviser from the Contract or other Contract owner assets. If such charges were reflected, the fees and expenses would be higher.
				Fees and Charges
	Annual Fee	Minimum	Maximum
	Base Contract[1] (varies by Contract class)	0.60%	0.61%
	Investment Options[2] (Fund fees and expenses)	0.20%	1.27%
1 As a percentage of average daily net asset value allocated to a Variable
Account Option, plus for the Maximum charge, an amount attributable to the annual variable account option maintenance charge, which is applicable to series 1 and 9 only.
2 As a percentage of Fund net assets, plus any applicable amounts deemed to be platform expenses.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $817	Highest Annual Cost: $1,914
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of
base Contract classes and Fund
fees and expenses
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of
base Contract classes and Fund
fees and expenses
•No surrender charges or advisory
fees
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Charges may apply to withdrawals under a series 1, 3, 4, 5, 7, 9, or 11
Contract. Surrender charges could significantly reduce the amount that you receive upon taking a withdrawal. Withdrawals may also reduce or terminate Contract guarantees.
•If you select the Fixed Account Plus option for investment, your ability to transfer amounts from that option is subject to an annual limit. It may take several years to transfer all amounts from the Fixed Account Plus option.
Under a series 11 Contract, if you transfer amounts from the Fixed Account
Plus option in excess of that annual limit (including withdrawals from the
Fixed Account Plus option for the purpose of transferring assets to another funding entity), you may be subject to a charge.
•You may be subject to a market value adjustment if you make an early withdrawal or transfer from a Multi-Year Enhanced Option (a type of Fixed
Account Option).
•The benefits of tax deferral and long-term income mean the Contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract.
•Each investment option (including each Fixed Account Option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the Contract is subject to the risks related to us, VALIC. Any obligations (including under any Fixed Account Option), guarantees, and benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling 1-800-448-2542 or visiting www.aigrs.com.

	RESTRICTIONS	Location in Prospectus
Investments
•Certain investment options may not be available under your Contract. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, Variable Account Options investing in a Public
Fund will not be available to you.
•You may transfer funds between the investment options, subject to certain restrictions.
•If you are enrolled in an Advisory Program, you are personally prohibited from making transfers among investment options in the Contract. During such period, transfer instructions may only be provided by the Investment
Adviser. If you terminate the Advisory Program, you may make transfers among the investment options subject to certain restrictions.
•Transfers between the investment options, as well as certain purchases and redemptions, are subject to policies designed to deter market timing and frequent transfers.
•Transfers to and from the Fixed Account Options are subject to special restrictions.
•Early withdrawals and transfers from a Multi-Year Enhanced Option may be subject to negative adjustments.
•We reserve the right to remove or substitute Funds as investment options.
Fixed and Variable Account Options Transfers Between Investment Options
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, there is no additional tax benefit under the Contract.
•Withdrawals, including withdrawals to pay your Investment Adviser’s fees, may be subject to ordinary income tax. You may have to pay a tax penalty if you take a withdrawal before age 59½.
Federal Tax Matters
CONFLICTS OF INTEREST
Investment Professional Compensation
Your financial professional may receive compensation for selling this
Contract to you in the form of commissions, additional cash compensation, and non-cash compensation. We may share the revenue we earn on this
Contract with your financial professional’s firm, which may be an affiliate.
This conflict of interest may influence your financial professional to recommend this Contract over another investment for which the financial professional is not compensated or compensated less.
You may determine to engage an Investment Adviser to provide investment advice to you for the Contract. Your Investment Adviser will charge an
Advisory Program Fee. We do not set your investment advisory fee. While
VALIC may deduct the Advisory Program Fee from your Account Value based on instructions from your Investment Adviser, we do not retain any portion of these fees. Because VFA is the Investment Adviser of your Advisory Program,
VALIC, as the parent company of VFA will indirectly benefit from VFA’s receipt of Advisory Program Fees.
In addition, Investment Advisers and their managers are eligible for benefits from us or our affiliates, such as non-cash compensation items.
One or more of these conflicts of interest may influence your financial professional to recommend this Contract over another investment.
General Information – Distribution of the Contracts

	CONFLICTS OF INTEREST	Location in Prospectus
Exchanges
Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Overview of the Contract

Purpose of the Contract
The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the Contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The Contract includes a death benefit that may help financially protect your Beneficiary or Beneficiaries in the event of your death.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s investment options.
The Contract is primarily used in connection with employer-sponsored qualified retirement plans, for which the employer is the Contract owner and participating employees receive certificates related to the Contract, and IRAs. Nonqualified Contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer’s plan.
If you are enrolled in an Advisory Program and elect to pay your Advisory Program fees from your Contract, the deduction of those fees may reduce the death benefit and any annuity benefits, and may be subject to surrender charges, federal and state income taxes and a 10% federal penalty tax. See “Advisory Program” and “Federal Tax Matters” in the prospectus.
Phases of the Contract
Like all deferred annuities, the Contract has two phases: (1) a Purchase Period (for savings) and (2) a Payout Period (for income).
Purchase Period. During the Purchase Period, you invest your money under the Contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Account Options. When you invest in a Variable Account Option, you are indirectly investing in the Variable Account Option’s underlying Mutual Fund. The Mutual Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Account Option.

Additional information about each Mutual Fund is provided in an appendix to this summary prospectus. Please see APPENDIX – FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Account Options. When you invest in a Fixed Account Option (Fixed Account Plus, Short-Term Fixed Account, or a Multi-Year Enhanced Option), your principal is guaranteed and earns interest based on a rate set and guaranteed by us. However, if you make an early withdrawal or transfer from a Multi-Year Enhanced Option, the withdrawal or transfer may be subject to a market value adjustment that may reduce the value of your investment.
The amount of money you accumulate during the Purchase Period depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Purchase Period, subject to certain restrictions. Your accumulated assets impact the value of your benefits during the Purchase Period, including the death benefit, as well as the amount available for withdrawal.
Payout Period. When you are ready to receive guaranteed income under the Contract, you can switch to the Payout Period, at which time you will start to receive Payout Payments from us. This is also referred to as “annuitizing” the Contract. You generally decide when to annuitize. You can choose from the available payout options, which may provide income for life, for a guaranteed period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or a combination of both. If the Payout Payments are fixed, the dollar amount of each payment will be the same. If the Payout Payments are variable, the dollar amount for the payments will fluctuate.

The death benefit from the Purchase Period does not apply during the Payout Period. Any amount payable upon death during the Payout Period depends on the payout option selected. You cannot take withdrawals of Account Value or surrender the Contract during the Payout Period.
Contract Features
Contract Series. This summary prospectus describes 10 different classes of the Contract which we call series. There are differences among the series with respect to surrender charges, other fees and charges, restrictions, and features. Each series is offered to certain group plans or through certain markets.
Retirement Plan Terms and Conditions. The Contract is primarily designed to be purchased by an employer for use in a retirement plan, however it is also offered as an IRA or a non-qualified contract. Your participation in a group Contract will be subject to the terms and conditions of your retirement plan and applicable law, which may limit your ability to take certain actions under the Contract.
Accessing Your Money. You may withdraw money from the Contract at any time during the Purchase Period. If you make a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your benefits under the Contract.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings and untaxed contributions are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving a Payout Payment, or upon payment of the death benefit. You do not receive any additional tax benefit under the Contract if you participate in the Contract through a tax-qualified plan or you purchase the Contract through an IRA.
Death Benefit. If you die during the Purchase Period, we pay a death benefit to your Beneficiary or Beneficiaries. The Contract has two possible death benefits (interest guaranteed death benefit and standard death benefit), both of which are automatically included in the Contract for no additional fee.
Additional Features and Services. Additional features and services under the Contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your Contract.
•
Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period.
•
No Charge Systematic Withdrawals. This program allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges, subject to certain requirements related to the duration and amount of the automatic withdrawals.
•
Loans. Tax-free loans may be taken under tax-qualified Contracts (other than IRAs), providing additional access to your money in the Fixed Account Options (excluding Multi-Year Enhanced Options). You will incur interest on an outstanding loan. Loans are subject to restrictions, including a $1,000 minimum loan amount. You may not be able to take a loan under your Contract.
•
Guided Portfolio Services®. GPS is an advisory service offered by VALIC Financial Advisors, Inc. to help manage your Account Value. VALIC Financial Advisors, Inc. is a registered investment adviser and our affiliate. A separate investment advisory fee and agreement is required for this service, if available under an employer’s retirement plan.
•
Dollar Cost Averaging (DCA) Program. The DCA program is a systematic transfer of a specified percentage from the DCA Fixed Account to one or more eligible investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the Contract.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Interest Guaranteed Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments plus interest	No Charge
•Payable only during the Purchase Period
•Payable only if death occurs before age 70
•May not be available in all states
•Withdrawals, including withdrawals to pay your advisory
fees, may significantly reduce the benefit

Standard Death Benefit	Provides a death benefit based on the greater of Account Value or net Purchase Payments	No Charge
•Payable only during the Purchase Period
•Generally payable only if death occurs on or after age 70
•Payable in any state where the interest guaranteed death
benefit is not available, even if death occurs before age 70
•Withdrawals, including withdrawals to pay your advisory
fees, may significantly reduce the benefit

Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period	No Charge
•Withdrawals may be subject to surrender charges
•Market value adjustments may apply to amounts withdrawn
or transferred from a Multi-Year Enhanced Option
•No more than one systematic withdrawal election may be in
effect at any time
•We reserve the right to discontinue any or all systematic
withdrawals or to change the terms at any time

No Charge Systematic Withdrawals	Allows you to automatically receive withdrawals on a regular basis during the Purchase Period without surrender charges	No Charge
•Withdrawals must be made to you over a period of not less
than five years, and the annual amount withdrawn may not
exceed 20% of Account Value at time of election
•Market value adjustments may apply to amounts withdrawn
or transferred from a Multi-Year Enhanced Option
•May not change election once withdrawals begin
•No more than one systematic withdrawal election may be in
effect at any time
•We reserve the right to discontinue any or all systematic
withdrawals or to change the terms at any time

Loans	Provides tax-free access to amounts invested in Fixed Account Options (excluding Multi-Year Enhanced Options)	$75 application fee (per loan) Maximum net interest rate 6%
•Available only during the Purchase Period
•May not be taken against amounts invested in Variable
Account Options or Multi-Year Enhanced Options
•Interest will accrue on outstanding loan amounts
•Minimum loan amount is $1,000

Advisory Program	The investment advice service provided by your Investment Adviser	Not applicable
•A separate investment advisory fee and agreement is
required
•May not be available under your employer’s retirement plan
or in connection with your Contract
•If investment adviser fees are deducted from the Contract,
any deduction may reduce the death benefit, and annuity
benefits, and may be subject to surrender charges, federal
and state income taxes and a 10% federal penalty tax.
•We no longer honor investment adviser transfer requests in
connection with Advisory Programs that are offered
through third-party Investment Advisers.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
DCA Program	Provides a systematic transfer of a specified percentage of the DCA Fixed Option value to other eligible investment options	No Charge
•Systematic transfers occur on a monthly basis and will not
count will toward the number of free transfers per contract
year
•Minimum Purchase Payment amounts apply
•May not be available with certain group arrangements. Not
available in all states

Buying the Contract

Purchasing the Contract
If you are an employer purchasing a group Contract in connection with a retirement plan, or if you are an individual purchasing an individual Contract, you may purchase a Contract through licensed insurance agents who are registered representatives of broker-dealers. If you are an employee seeking to participate in your employer’s group Contract, you may establish an account through your employer. Your employer will be responsible for furnishing the necessary information (including enrollment information and allocation instructions) and remitting the initial Purchase Payment to us.
When an initial Purchase Payment is accompanied by an application (or enrollment form), we will promptly either:
(a)
Accept the application and establish your account within 2 Business Days;
(b)
Request additional information to correct or complete the application. We will return the Purchase Payment within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once we have the requested information, we will establish your account effective the date we accept your application; or
(c)
Reject the application and return the initial Purchase Payment.
If we receive an initial Purchase Payment from your employer before we receive your completed application (or enrollment form), we will not be able to establish a permanent account for you. If this occurs, we will either return the Purchase Payment, deposit the Purchase Payment into an employer-directed account, or deposit the Purchase Payment into a starter account.
Purchase Payments
Any contribution that you make into the Contract is a Purchase Payment. The initial Purchase Payment is the money you initially contribute to the Contract when purchasing the Contract or opening an account. For periodic payment Contracts, each contribution thereafter is a Subsequent Purchase Payment. If you are participating in an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. Otherwise, you should remit Purchase Payments to us directly or through your financial intermediary.
The maximum single payment that may be applied to any account without our prior approval is $1,000,000.
Minimum initial and Subsequent Purchase Payments are as follows:
Contract Type	Initial Purchase Payment	Subsequent Purchase Payment
Periodic Payment	$30	$30
Single Payment	$1,000	Not Applicable
Periodic payment minimums apply to each periodic payment made. The single payment minimum applies to each account.
Crediting and Allocating Purchase Payments
A Purchase Payment must be in “good order” before it can be posted to your account. “Good order” means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify for whom the Purchase Payment is to be applied. See “When Your Account Will be Credited” under “Purchase Period” in the prospectus for specific information that we will require for a Purchase Payment to be in good order.
We will credit a Purchase Payment to your account as follows:
•
Initial Purchase Payment. Once we receive the completed application (or enrollment form) and the initial Purchase Payment in good order, we will accept the application and establish your account within 2 Business Days. We will apply your Purchase Payment by crediting that amount to your account, effective the date we accept your application. If you do not give us all of the information we need, we will contact you to get it before we make any allocation. If for some reason we are unable to complete this process within 5 Business Days, we will either send back your money or get your permission to keep it until we get all of the necessary information.
•
Subsequent Purchase Payments. If a subsequent Purchase Payment is received on a Business Day in good order by our bank by Market Close, the appropriate account(s) will be credited on that Business Day. Purchase Payments received in good order after Market Close or on a non-Business Day will be credited the next Business Day.
When we credit a Purchase Payment to your account, we will allocate the Purchase Payment among the Fixed Account Option(s) and/or Variable Account Option(s) based on the allocation instructions applicable to that Purchase Payment.

We may establish an account for you at the direction of your employer if your employer provides such direction on a form acceptable to VALIC and accompanied by certain necessary information. Under such circumstances, we will deposit your Purchase Payment in an “Employer-Directed” account invested in a Money Market Division, or other investment options chosen by your employer. In situations where we have your name, address and SSN, but do not have an agreement with your employer for employer-directed accounts, we will deposit your Purchase Payment in a “starter” account invested in the Money Market Division option available for your plan or other investment options chosen by your employer and request the information necessary to complete the application. If we do not receive the necessary information within 105 days, we may return the Purchase Payment to your employer or convert the account to an “unsolicited” account which would be subject to many of the same restrictions as a starter account.
Making Withdrawals: Accessing the Money in Your Contract

Purchase Period
During the Purchase Period, you may withdraw all or part of your Account Value at any time if allowed by applicable law and your retirement plan. The following table highlights certain important information regarding withdrawals under the Contract.
Surrender Charges and Taxes	Your withdrawal may be subject to surrender charges and taxes, including a 10% federal tax penalty if you are younger than age 59½.

In any Contract Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will generally apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Contract Year, each percentage will be added to determine at what point the 10% limit has been reached.

Market Value Adjustments
If you take an early withdrawal from a Multi-Year Enhanced Option, the withdrawal will be subject to a market value adjustment that will result in either an increase or reduction in the value of your investment in the Multi-
Year Enhanced Option.

Negative Impact on Contract values	A withdrawal will reduce the value of your Contract and may reduce the value of the death benefit (perhaps significantly).
Internal Revenue Code or Retirement Plan	Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.
When you take a partial withdrawal, you may specify an amount to be taken from each investment option in which you are invested, or that the amount should be withdrawn pro-rata against all of your investment options. If you do not specify, the withdrawal will be taken pro-rata against all of your investment options.
Withdrawing all of the money in your Contract (also known as a full surrender) will terminate your account. If your Account Value falls below $300, and you do not make any Purchase Payments for at least two years, we may terminate your account and pay the Account Value to you.
The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).
Payout Period
Once the Payout Period begins, you will receive Payout Payments from your Contract under the selected payout option. You cannot make withdrawals of your Account Value during the Payout Period.
Requesting a Surrender or Withdrawal
If you would like to access all or a portion of your Account Value during the Purchase Period, you must complete a surrender request form in good order or information required in other approved media. Submit your request to our Home Office at 2929 Allen Parkway, Houston, Texas 77019, or to our Annuity Service Center at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.
We will send via EFT or by mail a check with the surrender value to you within seven calendar days after we receive your request if it is in good order. Under certain circumstances, we may be permitted or required by applicable law to delay payment.

Additional Information About Fees

If you wish to receive automatic withdrawals, you may enroll in a systematic withdrawal program under the Contract, if available.
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses below do not reflect any advisory fees paid to your Investment Adviser from Contract or other assets. If such charges were reflected, the fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Surrender Charge
Series 1, 3, 4, 5, 7, 9, and 11	5.00%(1)
Series 2, 6, and 12	None
Maximum Loan Application Fee (per loan)	$75
Fixed Account Plus Excess Transfer Charge
Series 11	5.00%(2)
Other Series	None
The following tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including the Funds’ fees and expenses.
Annual Contract Expenses
Annual Variable Account Option Maintenance Charge
Series 1 and 9	$15
Series 2, 3, 4, 5, 6, 7, 11, and 12	None

Annual Fees	Current	Maximum
Base Contract Expenses (3), (4) (as a percentage of average daily net asset value allocated to the Variable Account Option)	0.60%	0.61%

Loan Interest Charges	Current	Maximum
Non-ERISA Contracts	4.00%	6.00%
ERISA Contracts	2.75%	6.00%
Annual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. These amounts also include applicable platform expenses if you choose to invest in certain Funds. A complete list of Funds available under the Contract, including their annual expenses, may be found in the Appendix in this document.
Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees (if applicable), and other expenses)	Minimum [5]	Maximum [6]
	0.20%	1.27%
Footnotes to the Fee Tables
(1) The maximum surrender charge is the lesser of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in and exceptions to the surrender charge are available if certain conditions are met. See “Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges” and “Exceptions to Surrender Charge” under “Surrender Charge (Series 1, 3, 4, 5, 7, 8, 9, and 11 Contracts Only”) in the prospectus.
(2) For all series, transfers from the Fixed Account Plus option are limited to 20% per Participant Year. See “Transfers Between Investment Options” in the prospectus. Transfers in excess of this limitation will not be permitted except under series 11 Contracts. For series 11 Contracts, transfers in excess of this limitation will be permitted; however, the excess amount transferred will be subject to a charge of 5% on the excess amount transferred. Withdrawals from the Fixed Account Option to another funding entity are considered “transfers” for purposes of this limitation. See “Fees and Charges – Fixed Account Plus Transfer Charge (Series 11 Contracts Only) in the prospectus.
(3) Also referred to as “Separate Account Charges.” Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See “Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges” in the prospectus. The Base Contract Expenses do not reflect any applicable platform expenses that may apply. Platform expenses are reflected in the “Annual Fund Expenses” and “Appendix” in the prospectus.
(4) The Base Contract Expenses for Variable Account Options that invest in the VALIC Company I Aggressive Growth Lifestyle, Moderate Growth Lifestyle, and Conservative Growth Lifestyle Funds (the “VALIC Lifestyle Funds”) have been temporarily reduced to 0.45% following a reorganization of affiliated Funds that occurred on May 24, 2021. VALIC will end this voluntary reduction on or about April 30, 2023 and at such time Variable Account Options investing in the VALIC Lifestyle Funds will be subject to the base contract expense of 0.60%.
(5) The Funds with the lowest total annual fund operating expenses are the Goldman Sachs VIT Government Money Market Fund and the Vanguard Long-Term Treasury.
(6) The Fund with the highest total annual fund operating expenses is the American Beacon Bridgeway Large Cap Growth Fund.
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
Each example assumes that you invest a single Purchase Payment of $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, or the effect of any advisory fees paid to your Investment Adviser from Contract or other assets. If these fees and charges were reflected, the costs would be higher. Your actual costs may be higher or lower than the examples below.
The first set of examples assumes the most expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$6,554	$10,863	$15,191	$22,088
Series 3, 4, 5, and 7
1 Year	3 Years	5 Years	10 Years
$6,540	$10,821	$15,120	$21,953
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,899	$5,881	$10,120	$21,953
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$1,914	$5,925	$10,191	$22,088
Series 3, 4, 5, and 7
1 Year	3 Years	5 Years	10 Years
$1,899	$5,881	$10,120	$21,953
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$1,899	$5,881	$10,120	$21,953

The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:
(1) If you surrender your Contract at the end of the applicable time period:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$5,520	$7,601	$9,523	$10,082
Series 3, 4, 5, and 7
1 Year	3 Years	5 Years	10 Years
$5,506	$7,557	$9,450	$9,939
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$817	$2,557	$4,450	$9,939
(2) If you annuitize your Contract or you do not surrender your Contract:
Series 1 and 9
1 Year	3 Years	5 Years	10 Years
$832	$2,601	$4,523	$10,082
Series 3, 4, 5, and 7
1 Year	3 Years	5 Years	10 Years
$817	$2,557	$4,450	$9,939
Series 2, 6, 11, and 12
1 Year	3 Years	5 Years	10 Years
$817	$2,557	$4,450	$9,939

Appendix — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.aigrs.com/prospectus-and-reports/annuities. You can also request this information at no cost by calling 1-800-448-2542. Refer to your employer’s retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.
The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge, such as platform expenses. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[7]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Large-Cap Equity	American Beacon Bridgeway Large Cap Growth Fund[3,6] Adviser: American Beacon Advisors, Inc. Sub-Adviser: Bridgeway Capital Management, Inc.	1.13%	None	1.13%	21.48%	20.17%	17.85%
	Blue Chip Growth Fund[2,6] Adviser: VALIC Sub-Adviser: T. Rowe Price	0.76%	None	0.76%	16.38%	23.04%	19.11%
	Capital Appreciation Fund[2,6] Adviser: VALIC Sub-Adviser: Columbia Management Investment Advisers	0.60%	None	0.60%	25.98%	20.96%	17.16%
	Dividend Value Fund[2,6] Adviser: VALIC Sub-Advisers: BlackRock, ClearBridge Investments, LLC	0.69%	None	0.69%	21.92%	10.22%	11.67%
	Growth Fund[2,6] Adviser: VALIC Sub-Advisers: BlackRock, SunAmerica	0.64%	None	0.64%	20.96%	23.42%	17.84%
	Large Capital Growth Fund[2] Adviser: VALIC Sub-Adviser: MFS	0.75%	None	0.75%	26.06%	22.84%	17.21%
	Nasdaq-100® Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.51%	None	0.51%	26.93%	27.90%	22.50%
	Stock Index Fund[2,6] Adviser: VALIC Sub-Adviser: SunAmerica	0.29%	None	0.29%	28.35%	18.09%	16.16%
	Systematic Core Fund[2,6] Adviser: VALIC Sub-Adviser: Goldman Sachs	0.68%	None	0.68%	26.25%	18.31%	16.02%
	Systematic Value Fund[2,6] Adviser: VALIC Sub-Adviser: Wellington Management	0.57%	None	0.57%	30.93%	10.49%	11.96%
	U.S. Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.36%	None	0.36%	27.09%	17.27%	16.16%
	Vanguard Windsor II Fund[3] Advisers: Aristotle Capital Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; Sanders Capital, LLC	0.34%	0.25%	0.59%	28.97%	15.25%	14.23%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[7]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Domestic Mid- Cap Equity	Ariel Appreciation Fund[3] Adviser: Ariel Investments, LLC	1.12%	None	1.12%	25.86%	10.76%	12.76%
	Mid Cap Strategic Growth Fund[2] Adviser: VALIC Sub-Advisers: Janus, Allianz	0.78%	None	0.78%	16.86%	21.05%	15.81%
	Mid Cap Value Fund[2,6] Adviser: VALIC Sub-Advisers: Boston Partners Global Investors, Inc. (d/b/a Boston Partners), Wellington Management	0.80%	None	0.80%	27.67%	10.87%	12.65%
	Mid Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.35%	None	0.35%	24.32%	12.70%	13.85%
Domestic Small- Cap Equity	Ariel Fund[3] Adviser: Ariel Investments, LLC	1.00%	None	1.00%	30.36%	12.33%	14.37%
	Small Cap Growth Fund[2,6] Adviser: VALIC Sub-Advisers: JPMIM, T. Rowe Price	0.88%	None	0.88%	-4.98%	23.04%	17.43%
	Small Cap Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.42%	None	0.42%	14.44%	11.68%	12.99%
	Small Cap Special Values Fund[2] Adviser: VALIC Sub-Adviser: Allspring	0.89%	None	0.89%	29.51%	10.18%	13.14%
	Small Cap Value Fund[2,6] Adviser: VALIC Sub-Adviser: JPMIM	0.77%	None	0.77%	32.77%	7.97%	11.43%
Global Equity (International and Domestic)	Global Strategy Fund[2,6] Adviser: VALIC Sub-Adviser: Franklin Advisers, Inc. Sub-subadviser: Brandywine Global Investment Management LLC	0.66%	None	0.66%	8.58%	5.19%	6.45%
	International Socially Responsible Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.65%	None	0.65%	12.45%	11.52%	11.61%
International Equity	Emerging Economies Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.88%	None	0.88%	1.20%	9.88%	5.24%
	International Equities Index Fund[2] Adviser: VALIC Sub-Adviser: SunAmerica	0.43%	None	0.43%	11.03%	9.18%	7.43%
	International Growth Fund[2,6] Adviser: VALIC Sub-Adviser: Morgan Stanley Investment Management Inc. Sub-subadviser: Morgan Stanley Investment Management Co.	0.83%	None	0.83%	14.21%	18.96%	12.44%
	International Opportunities Fund[2,6] Adviser: VALIC Sub-Advisers: MFS, Delaware Investment Fund Advisers	0.95%	None	0.95%	6.57%	12.48%	10.53%
	International Value Fund[2,6] Adviser: VALIC Sub-Adviser: Allspring	0.74%	None	0.74%	7.04%	4.69%	5.64%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[7]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Specialty	Global Real Estate Fund[2] Adviser: VALIC Sub-Advisers: Invesco, Goldman Sachs Sub-subadviser: Invesco Asset Management Limited, an affiliate of Invesco	0.86%	None	0.86%	22.62%	8.92%	9.18%
	Invesco Balanced-Risk Commodity Strategy Fund[3,6] Adviser: Invesco	1.15%	None	1.15%	19.29%	4.45%	-1.34%
	Science & Technology Fund[2] Adviser: VALIC Sub-Advisers: T. Rowe Price, Allianz, Wellington Management	0.97%	None	0.97%	12.01%	27.81%	21.86%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[7]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Hybrid (Equity and Fixed Income)	Aggressive Growth Lifestyle Fund[2,6] Adviser: VALIC Sub-Adviser: PineBridge	0.73%	None	0.73%	16.02%	11.47%	10.52%
	Asset Allocation Fund[2,6] Adviser: VALIC Sub-Adviser: JPMIM	0.85%	None	0.85%	16.74%	9.16%	8.65%
	Conservative Growth Lifestyle Fund[2,6] Adviser: VALIC Sub-Adviser: PineBridge	0.74%	None	0.74%	7.70%	7.59%	6.76%
	Dynamic Allocation Fund[2] Adviser: VALIC Sub-Advisers: AllianceBernstein L.P. and SunAmerica	0.81%	None	0.81%	10.19%	10.51%	8.07
	Moderate Growth Lifestyle Fund[2,6] Adviser: VALIC Sub-Adviser: PineBridge	0.74%	None	0.74%	13.83%	10.28%	9.24%
	T. Rowe Price Retirement 2015 Fund[3] Adviser: T. Rowe Price	0.76%	None	0.76%	9.32%	9.22%	8.51%
	T. Rowe Price Retirement 2020 Fund[3] Adviser: T. Rowe Price	0.78%	None	0.78%	10.20%	10.16%	9.42%
	T. Rowe Price Retirement 2025 Fund[3] Adviser: T. Rowe Price	0.80%	None	0.80%	11.62%	11.23%	10.35%
	T. Rowe Price Retirement 2030 Fund[3] Adviser: T. Rowe Price	0.83%	None	0.83%	13.26%	12.25%	11.19%
	T. Rowe Price Retirement 2035 Fund[3] Adviser: T. Rowe Price	0.84%	None	0.84%	14.80%	13.12%	11.85%
	T. Rowe Price Retirement 2040 Fund[3] Adviser: T. Rowe Price	0.85%	None	0.85%	16.06%	13.86%	12.35%
	T. Rowe Price Retirement 2045 Fund[3] Adviser: T. Rowe Price	0.87%	None	0.87%	16.94%	14.26%	12.55%
	T. Rowe Price Retirement 2050 Fund[3] Adviser: T. Rowe Price	0.88%	None	0.88%	17.06%	14.29%	12.56%
	T. Rowe Price Retirement 2055 Fund[3] Adviser: T. Rowe Price	0.89%	None	0.89%	17.04%	14.25%	12.54%
	T. Rowe Price Retirement 2060 Fund[3] Adviser: T. Rowe Price	0.89%	None	0.89%	17.07%	14.25%	10.31%
	Vanguard LifeStrategy Conservative Growth Fund[3,4]	0.12%	0.25%	0.37%	6.05%	8.05%	7.09%
	Vanguard LifeStrategy Growth Fund[3,4]	0.14%	0.25%	0.39%	14.35%	12.53%	11.12%
	Vanguard LifeStrategy Moderate Growth Fund[3,4]	0.13%	0.25%	0.38%	10.08%	10.30%	9.12%
	Vanguard Wellington Fund[3] Adviser: Wellington Management	0.24%	0.25%	0.49%	19.01%	12.31%	11.37%

Type	Fund – Share Class Adviser/Sub-Adviser[1]	Current Expenses	Platform Expenses[7]	Current Expenses + Platform Expenses	Average Annual Total Returns (as of Dec. 31, 2021)
					1 Year	5 Year	10 Year (or life of fund)
Fixed Income	Core Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.53%	None	0.53%	-0.76%	4.07%	3.43%
	Goldman Sachs VIT Government Money Market Fund[5] Adviser: Goldman Sachs	0.18%	None	0.18%	0.01%	1.01%	0.65%
	Government Securities Fund[2] Adviser: VALIC Sub-Adviser: JPMIM	0.66%	None	0.66%	-2.32%	2.62%	1.98%
	High Yield Bond Fund[2] Adviser: VALIC Sub-Adviser: Wellington Management	0.68%	None	0.68%	4.29%	5.97%	5.99%
	Inflation Protected Fund[2] Adviser: VALIC Sub-Adviser: Wellington Management	0.53%	None	0.53%	5.09%	4.96%	2.87%
	International Government Bond Fund[2] Adviser: VALIC Sub-Adviser: PineBridge	0.65%	None	0.65%	-5.86%	3.40%	2.11%
	Vanguard Long-Term Investment-Grade Fund[3] Advisers: Wellington Management, Vanguard	0.22%	None	0.22%	-2.38%	7.38%	6.46%
	Vanguard Long-Term Treasury Fund[3] Adviser: Vanguard	0.20%	None	0.20%	-4.73%	6.50%	4.41%
1 The following adviser/sub-adviser abbreviations are used in this table:
•
Allianz – Allianz Global Investors U.S., LLC
•
Allspring – Allspring Global Investments, LLC
•
BlackRock – BlackRock Investment Management, LLC
•
Goldman Sachs – Goldman Sachs Asset Management, L.P.
•
Invesco – Invesco Advisers, Inc.
•
Janus – Janus Capital Management LLC
•
JPMIM – J.P. Morgan Investment Management Inc.
•
MFS – Massachusetts Financial Services Company
•
PineBridge – PineBridge Investments LLC
•
SunAmerica – SunAmerica Asset Management, LLC (an affiliate of VALIC due to common ownership)
•
T. Rowe Price – T. Rowe Price Associates, Inc.
•
VALIC – The Variable Annuity Life Insurance Company
•
Vanguard – The Vanguard Group, Inc.
•
Wellington Management – Wellington Management Company LLP
2 A VALIC Company I Fund.
3 A Public Fund. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer’s retirement plan, the Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans ("Public Funds") will not be available within your Contract.
4 The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The investment adviser to the underlying funds is Vanguard.
5 On or about April 29, 2022, after Market Close, VALIC substituted shares of the VALIC Company I Government Money Market I Fund with shares of the Goldman Sachs VIT Government Money Market Fund Institutional Shares.

6 This Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Fund prospectus for additional information.
7 A Platform Expense may only be increased to the extent that the Base Contract Expense plus the Platform Expense does not exceed 0.85%
* * *
This summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 2, 2022, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.
EDGAR Contract Identifier: C000040580
© 2022 American International Group, Inc.
All Rights Reserved.